SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 20, 2011

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34582	27-0950358
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

100 Liberty Street
Warren, Pennsylvania	16365
(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code:                   (814) 726-2140

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 20, 2011, the shareholders of Northwest Bancshares, Inc. (the “Company”) approved the Northwest Bancshares, Inc.  2011 Equity Incentive Plan, which provides for the grant of stock-based and other incentive awards to officers, employees and directors of the Company. A description of the material terms of the plan is contained in the Company's definitive proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 21, 2011. A copy of the plan is being filed as Exhibit 10.1.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders was held on April 20, 2011.  The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 21, 2011.  The final results of the shareholder votes are as follows:

Proposal 1 – Election of Directors

			Broker
	For	Withheld	Non-Votes
William J. Wagner	80,673,220	1,557,240	11,456,556
A. Paul King	81,101,887	1,128,573	11,456,556
Sonia M. Probst	81,622,619	607,841	11,456,556

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm
The shareholders approved the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

For	93,006,869
Against	522,437
Abstain	157,710
Broker non-votes	0

Proposal 3 – An advisory, non-binding resolution to approve executive compensation described in the Proxy Statement
The shareholders approved the proposal regarding the compensation of the named executive officers as disclosed in the proxy statement as follows:

For	79,742,977
Against	1,869,697
Abstain	617,786
Broker non-votes	11,456,556

Proposal 4 – An advisory, non-binding proposal with respect to the frequency that stockholders will vote on our executive compensation
Voting on the frequency of the advisory vote on the  compensation of the named executive officers was as follows:

Total votes in favor of 1 year	61,340,774
Total votes in favor of 2 years	438,557
Total votes in favor of 3 years	20,108,216
Abstain	342,913
Broker non-votes	11,456,556

Proposal 5 – Approval of the Northwest Bancshares, Inc. 2011 Equity Incentive Plan
The shareholders approved the Northwest Bancshares, Inc. 2011 Equity Incentive Plan as follows:

For	77,751,885
Against	3,828,565
Abstain	650,010
Broker non-votes	11,456,556

Item 8.01	Other Events.

On April 20, 2011, the Registrant held its annual shareholders’ meeting.  The slide presentation made to shareholders is attached as exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(a)           Not applicable

(b)           Not applicable

(c)	Not applicable

(d)           Exhibits

ExhibitNo.	Description
10.1
Northwest Bancshares, Inc. 2011 Equity Incentive Plan (incorporated by reference to Appendix A to the proxy statement for the Annual Meeting of Shareholders filed with the Securities and Exchange Commission on March 31, 2011 (file no. 001-34582))

99.1	Slide presentation made to shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

DATE: April 21, 2011	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Chief Financial Officer